Exhibit 99.2
Barclays CEO Energy/Power Conference Steve Malcolm, Chairman, President & CEO September 16, 2010 © 2010 The Williams Companies, Inc. All rights reserved.

Forward-looking statements The reports, filings, and other public announcements of The Williams Companies, Inc. (Williams) and Williams Partners L.P. (WPZ) may contain or incorporate by reference statements that do not directly or exclusively relate to historical facts. Such statements are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We make these forward looking statements in reliance on the safe harbor protections provided under the Private Securities Litigation Reform Act of 1995. You typically can identify forward-looking statements by various forms of words such as “anticipates,” “believes,” “seeks,” “could,” “may,” “should,” “continues,” “estimates,” “expects,” “forecasts,” “intends,” “might,” “goals,” “objectives,” “targets,” “planned,” “potential,” “projects,” “scheduled,” “will” or other similar expressions. These forward-looking statements are based on management’s beliefs and assumptions and on information currently available to management and include, among others, statements regarding: Amounts and nature of future capital expenditures; Expansion and growth of our business and operations; Financial condition and liquidity; Business strategy; Estimates of proved gas and oil reserves (in the case of Williams); Reserve potential (in the case of Williams); Development drilling potential (in the case of Williams); Cash flow from operations or results of operations; The levels of cash distribution to unitholders (in the case of WPZ) Seasonality of certain business segments; and Natural gas and natural gas liquids prices and demand. Forward-looking statements are based on numerous assumptions, uncertainties and risks that could cause future events or results to be materially different from those stated or implied in this presentation. Many of the factors that will determine these results are beyond our ability to control or predict. Specific factors that could cause actual results to differ from results contemplated by the forward-looking statements include, among others, the following: Whether we have sufficient cash from operations to enable us to maintain current levels of cash distributions or to pay the minimum quarterly distribution following establishment of cash reserves and payment of fees and expenses, including payments to our general partner (in the case of WPZ); Availability of supplies (including the uncertainties inherent in assessing, estimating, — and in the case of Williams acquiring and developing — future natural gas reserves), market demand, volatility of prices, and the availability and cost of capital; Inflation, interest rates, — and in the case of Williams fluctuation in foreign exchange— and general economic conditions (including future disruptions and volatility in the global credit markets and the impact of these events on our customers and suppliers); The strength and financial resources of our competitors; Development of alternative energy sources; The impact of operational and development hazards; Costs of, changes in, or the results of laws, government regulations (including proposed climate change legislation and/or potential additional regulation of drilling and completion of wells), environmental liabilities, litigation, and rate proceedings; © 2010 The Williams Companies, Inc. All rights reserved. Barclays CEO Energy/Power Conference | September 16, 2010 | 2

Forward-looking statements (continued) Williams’ costs and funding obligations for defined benefit pension plans and other postretirement benefit plans; WPZ’s allocated costs for defined benefit pension plans and other postretirement benefit plans sponsored by its affiliates; Changes in maintenance and construction costs; Changes in the current geopolitical situation; Our exposure to the credit risk of our customers; Risks related to strategy and financing, including restrictions stemming from our debt agreements, future changes in our credit ratings and the availability and cost of credit; Risks associated with future weather conditions; Acts of terrorism; and Additional risks described in our filings with the Securities and Exchange Commission (“SEC”). Given the uncertainties and risk factors that could cause our actual results to differ materially from those contained in any forward-looking statement, we caution investors not to unduly rely on our forward-looking statements. We disclaim any obligations to and do not intend to update the above list or to announce publicly the result of any revisions to any of the forward-looking statements to reflect future events or developments. In addition to causing our actual results to differ, the factors listed above may cause our intentions to change from those statements of intention set forth in this report. Such changes in our intentions may also cause our results to differ. We may change our intentions, at any time and without notice, based upon changes in such factors, our assumptions, or otherwise. With respect to WPZ, limited partner interests are inherently different from the capital stock of a corporation, although many of the business risks to which we are subject are similar to those that would be faced by a corporation engaged in a similar business. Investors are urged to closely consider the disclosures and risk factors in Williams’ annual report on Form 10-K filed with the SEC on Feb. 26, 2010, WPZ’s annual report on Form 10-K filed with the SEC on Feb. 25, 2010and each of our quarterly reports on Form 10-Q available from our offices or from our websites at www.williams.com and www.williamslp.com. © 2010 The Williams Companies, Inc. All rights reserved. Barclays CEO Energy/Power Conference | September 16, 2010 | 3

Oil and gas reserves and resource potential disclaimer The SEC requires oil and gas companies, in filings made with the SEC, to disclose proved reserves, which are those quantities of oil and gas, which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible — from a given date forward, from known reservoirs, under existing economic condition, operating methods , and governmental regulations. Beginning with year-end reserves for 2009, the SEC permits the optional disclosure of probable and possible reserves. We have elected to use in this presentation, but not in our Annual Report on Form 10-K, “probable” reserves and “possible” reserves, excluding their valuation. The SEC defines “probable” reserves as “those additional reserves that are less certain to be recovered than proved reserves but which, together with proved reserves, are as likely as not to be recovered.” The SEC defines “possible” reserves as “those additional reserves that are less certain to be recovered than probable reserves.” Williams has applied these definitions in estimating probable and possible reserves. Statements of reserves are only estimates and may not correspond to the ultimate quantities of oil and gas recovered. Any reserve estimates provided in this presentation that are not specifically designated as being estimates of proved reserves may include estimated reserves not necessarily calculated in accordance with, or contemplated by, the SEC’s latest reserve reporting guidelines. Investors are urged to consider closely the disclosure in Williams’ Annual Report on Form 10-K for the fiscal year ended December 31, 2009, available from Williams at One Williams Center, Tulsa, OK 74172 (Attn: Investor Relations). You can also obtain this report from the SEC by calling 1-800-SEC-0330 or from the SEC’s website at www.sec.gov. The SEC’s rules prohibit us from including in filings with the SEC estimates of resources. Our resource estimations include estimates of hydrocarbon quantities for (i) new areas for which we do not have sufficient information to date to classify as proved, probable or even possible reserves and (ii) other areas to take into account the low level of certainty of recovery of the resources. Resource estimates do not take into account the certainty of resource recovery and are therefore not indicative of the expected future recovery and should not be relied upon. Resource estimates might never be recovered and are contingent on exploration success, technical improvements in drilling access, commerciality and other factors. © 2010 The Williams Companies, Inc. All rights reserved. Barclays CEO Energy/Power Conference | September 16, 2010 | 4

Today’s discussion > Recent highlights in all businesses > New guidance shows slower growth • Reflecting lower prices • NGL margins are still attractive > Clean, abundant, domestic natural gas necessary going forward > All businesses have bright future • Disciplined growth • Opportunities in each segment > Williams is a winning investment © 2010 The Williams Companies, Inc. All rights reserved. Barclays CEO Energy/Power Conference | September 16, 2010 | 5

Williams
Ingenuity takes energy.

Recent highlights across business segments

- Transformational transaction completed with WPZ/WMZ merger
- Echo Springs TXP4 in-service 3Q 2010
- Initiated expansion of processing capacity in Piceance Basin
- Increased our ownership of Overland Pass Pipeline from 1% to 50% and exercising option to become operator
- Large Marcellus position acquired over the last 15 months ~97,000 acres at an average price of less than $7,000/acre
- Perdido Norte is fully commissioned and in service
- Canadian splitter in service 3Q 2010

© 2010 The Williams Companies, Inc. All rights reserved.
Barclays CEO Energy/Power Conference | September 16, 2010 | 6

Commodity prices declining Henry Hub Rockies $7.50 $7.50 $7.00 $7.00 $6.50 $6.50 $6.00 $6.00 $5.50 $5.50 $5.00 $5.00 $4.50 $4.50 Previous $4.00 $4.00 Guidance $3.50 $3.50 Updated Guidance $3.00 $3.00 2010 2011 2012 2010 2011 2012 Midpoint (white dash) WTI Oil NGL Margins Percentage $110.00 $0.85 change $105.00 $100.00 $0.75 $95.00 $90.00 $0.65 $85.00 $80.00 $0.55 $75.00 $70.00 $0.45 $65.00 $60.00 $0.35 2010 2011 2012 2010 2011 2012 Note: Percentage change from previous to updated guidance is calculated using midpoints of guidance ranges © 2010 The Williams Companies, Inc. All rights reserved. Barclays CEO Energy/Power Conference | September 16, 2010 | 7

Lower prices lead to lower expected results > Steady growth despite lower prices Adjusted EPS Adjusted Segment Profit $3.50 $4,500 $3.25 $3.00 $4,000 $2.75 $2.50 $3,500 $2.25 $3,000 $2.00 $1.75 $2,500 $1.50 $1.25 Previous $2,000 Guidance $1.00 Updated $0.75 $1,500 Guidance 2010 2011 2012 2010 2011 2012 Midpoint CFFO Cap Ex & Investments (white dash) $4,500 $4,500 $4,000 $4,000 $3,500 $3,500 $3,000 $3,000 $2,500 $2,500 $2,000 $2,000 2010 2011 2012 2010 2011 2012 Notes: Adjusted EPS and adjusted segment profit are non-GAAP measures. Reconciliations to the most relevant measures included in GAAP are provided in this presentation. Dollars in millions except adjusted EPS amounts. © 2010 The Williams Companies, Inc. All rights reserved. Barclays CEO Energy/Power Conference | September 16, 2010 | 8

WPZ stable with predominantly fee-based business > E&P reflects lower prices, capital and production Adjusted Segment Profit $3,500 $3,000 $2,500 Other $2,000 E&P $1,500 WPZ $1,000 $500 $- Previous Updated Previous Updated Previous Updated Guidance Guidance Guidance Guidance Guidance Guidance 2010 2011 2012 Notes: Adjusted segment profit is a non-GAAP measure. Reconciliations to the most relevant measures included in GAAP are provided in this presentation. Dollars in millions © 2010 The Williams Companies, Inc. All rights reserved. Barclays CEO Energy/Power Conference | September 16, 2010 | 9

WPZ — Midstream Gas & Liquids WPZ — Midstream strategic growth projects Echo Springs TXP4 Overland Pass Marcellus Parachute TXP1 Paradox Perdido Norte © 2010 The Williams Companies, Inc. All rights reserved. Barclays CEO Energy/Power Conference | September 16, 2010 | 10

WPZ — Midstream Gas & Liquids WPZ — Midstream — West growth potential > Echo Springs TXP4 - 350 MMcfd in service • Incremental keep whole business will return • Fee-based business continues to grow > Piceance potential expansions • Optimize Williams’ E&P production • Expansion of processing capacity in Piceance Basin, subject to certain final approvals > Paradox • Bill Barrett Corporation continues to optimize completion techniques > Overland Pass Pipeline (OPPL) option • Increased our ownership in OPPL to 50% • Exercising option to operate © 2010 The Williams Companies, Inc. All rights reserved. Barclays CEO Energy/Power Conference | September 16, 2010 | 11

WPZ — Midstream Gas & Liquids WPZ — Midstream — Gulf growth potential © 2010 The Williams Companies, Inc. All rights reserved. Barclays CEO Energy/Power Conference | September 16, 2010 | 12

WPZ — Gas Pipeline WPZ — Gas Pipeline strategic growth projects Jackson Prairie Phased ‘07- ‘12 NE Connector/ Rockaway Lateral Nov. ‘13 NE Supply Link Nov. ‘13 Sundance Trail Keystone Connector Opal Market Link Nov. ‘10 TBD TBD Mid-Atlantic Connector Nov. ‘12 Pacific Connector 85 North Gas Pipeline July ‘10 / May ‘11 Cardinal TBD July ‘12 Mobile Bay South II May ‘11 Mid-South 2012 / 2013 Gulfstream Phase V 2011 Pascagoula Sept. ‘11 Gray box indicates projects not in guidance. © 2010 The Williams Companies, Inc. All rights reserved. Barclays CEO Energy/Power Conference | September 16, 2010 | 13

Exploration & Production Premier E&P portfolio — low-cost, long-lived San Juan Basin © 2010 The Williams Companies, Inc. All rights reserved. Barclays CEO Energy/Power Conference | September 16, 2010 | 14

Williams’ presence in the Marcellus © 2010 The Williams Companies, Inc. All rights reserved. Barclays CEO Energy/Power Conference | September 16, 2010 | 15

Exploration & Production E&P — Top ten domestic natural gas producer > Uniquely diversified portfolio, can flex capital up or down without losing value > Marcellus shale position established, providing geographic diversification > Owns a premium Rockies position > Low cost/high efficiency leader • Ranked #4 in low production costs over 5-year average • Ranked #1 in lowest G&A/Mcfe in SAIC study • Herolds ranks Williams as one of the lowest cost structures in the industry > Capable of rapid double-digit production growth when market conditions allow © 2010 The Williams Companies, Inc. All rights reserved. Barclays CEO Energy/Power Conference | September 16, 2010 | 16

Other — Canadian Midstream Canadian Midstream — significant growth potential > Only company with experience and facilities in the region > Uniquely positioned to capture growth opportunities > Projects reduce margin risk while retaining some upside opportunity > Our direct experience, first mover asset position, and access to markets at Redwater provide competitive advantage > Growth capital for ‘10, ‘11 & ‘12, approximately $900MM • Butane/Butylene Splitter — In service August 2010 • NGL Pipeline — In service 2012 • C2 Recovery — Under design and negotiation • CNRL Offgas — Preliminary design efforts © 2010 The Williams Companies, Inc. All rights reserved. Barclays CEO Energy/Power Conference | September 16, 2010 | 17

Other — Canadian Midstream Moving forward with infrastructure: NGL pipeline > Low-risk investment > Utilizes Williams international cash reserves •$283 million total capital; most spending in 2011-2012 > 261-mile NGL pipeline from Fort McMurray to Redwater Fractionator > 43 Mbbl/d initial capacity vs. Williams’ current production of 14 Mbbl/d > 125 Mbbl/d ultimate capacity with additional pump stations > Provides capacity for growth in the oil sands area > Expected in-service date in 2012 Area shown © 2010 The Williams Companies, Inc. All rights reserved. Barclays CEO Energy/Power Conference | September 16, 2010 | 18

Other — Canadian Midstream Plenty of off-gas liquids to recover today and tomorrow Potential liquids: 180 Announced potential new upgraders 160 (Mbbl/d) Expansion of upgraders 140 already in operation Existing upgraders 120 beyond current Williams operations 100 80 Current liquids: Existing Williams 60 operations at Suncor upgrader C2+ NGL / Olefins Volume 40 20 — 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 © 2010 The Williams Companies, Inc. All rights reserved. Barclays CEO Energy/Power Conference | September 16, 2010 | 19

2010 priorities for value creation Bring infrastructure projects online > Williams Partners • Perdido Norte • Mobile Bay South • Echo Springs TXP-4 • Sundance Trail • Phase 1 of 85 North Expansion • Markham Expansion • Laurel Mountain Expansion > Williams — Canada • Butane splitter Use integrated businesses to maximize growth, value-creation in Marcellus and Eagle Ford > Eagle Ford: Use McMullen lateral (pipeline) and Markham plant (midstream) to expand position > Marcellus: Pursue growth in midstream business with 80 identified prospects > Marcellus: Make progress on new pipeline capacity into Transco > Capitalize on E&P success and experience to grow in Marcellus and other emerging plays © 2010 The Williams Companies, Inc. All rights reserved. Barclays CEO Energy/Power Conference | September 16, 2010 | 20

2010 priorities for value creation, continued Grow gas production, op cash flows and proved reserves Use first-mover advantage to grow Canadian footprint Initiate growth in western-U.S. midstream business Complete Williams Partners’ (WPZ) acquisition of Williams Pipeline Partners (WMZ) interests Maintain low-cost advantage across all businesses Educate key stakeholders about clear advantages of natural gas Demonstrate financial discipline and commitment to preserve investment-grade credit metrics © 2010 The Williams Companies, Inc. All rights reserved. Barclays CEO Energy/Power Conference | September 16, 2010 | 21

Why Williams is a winning investment Assets > Premier assets in growth areas > Integrated businesses deliver value and competitive advantage Execution > Executing on a wealth of value-creating opportunities in all businesses Resources > Investment-grade in both Williams and Williams Partners > Significant available liquidity Discipline > Committed to financial discipline Results > Consistently strong cash flows > Expect over 50% increase in ‘09 adjusted earnings by 2012 Notes: Adjusted earnings is a non-GAAP measure. Reconciliations to the most relevant measures included in GAAP are provided in this presentation. © 2010 The Williams Companies, Inc. All rights reserved. Barclays CEO Energy/Power Conference | September 16, 2010 | 22

Appendix © 2010 The Williams Companies, Inc. All rights reserved.

Corporate Commodity price assumptions and financial impacts 2 0 0 9 2 0 1 0 G u i d a n c e 2 0 1 1 G u i d a n c e 2 0 1 2 G u i d a n c e Actual Low Midpoint High Low Midpoint High Low Midpoint High Crude Oil — WTI $58.36 $73.00 $78.00 $83.00 $65.00 $80.00 $95.00 $67.00 $82.00 $97.00 Natural Gas — Henry Hub $3.99 $4.35 $4.65 $4.95 $4.00 $5.00 $6.00 $4.30 $5.40 $6.50 — Rockies $3.08 $3.80 $4.05 $4.30 $3.50 $4.40 $5.30 $3.90 $4.85 $5.80 — San Juan $3.26 $3.95 $4.20 $4.45 $3.60 $4.50 $5.40 $3.95 $4.95 $5.95 Crude to Gas Ratio [1] 14.6x 16.8x 16.8x 16.8x 15.8x 16.0x 16.3x 14.9x 15.3x 15.6x NGL to Crude Oil Relationship [2] 49% 52% 51% 49% 52% 53% 53% 52% 54% 55% Average NGL Margins [3] $0.39 $0.49 $0.51 $0.53 $0.46 $0.58 $0.70 $0.42 $0.56 $0.69 Capex & Investments [4] $2,529 $3,450 $3,700 $3,950 $2,075 $2,638 $3,200 $2,125 $2,850 $3,575 Adjusted Segment Profit [5] $1,827 $1,875 $1,988 $2,100 $1,725 $2,163 $2,600 $1,800 $2,425 $3,050 Adjusted Diluted EPS [5] $0.94 $1.00 $1.10 $1.20 $0.85 $1.25 $1.65 $0.95 $1.48 $2.00 Notes: [1] Oil = WTI; Natural Gas = Henry Hub. [2] Calculated as the price of natural gas liquids as a percentage of the price of crude oil on an equal volume basis. [3] Dollars per gallon. [4] Dollars in millions and includes purchases of investments. [5] Adjusted Segment Profit (shown in millions) and Adjusted Diluted EPS are adjusted to remove the effect of mark-to-market accounting and other adjustments and are non-GAAP measures. A reconciliation to the most relevant GAAP measure is provided in this presentation. © 2010 The Williams Companies, Inc. All rights reserved. Barclays CEO Energy/Power Conference | September 16, 2010 | 24

Corporate Income guidance — adjusted 2010 2011 2012 Dollars in millions, except per-share amounts Guidance Guidance Guidance Adjusted segment profit before MTM adjustments $1,900 — 2,125 $1,720 - 2,595 $1,800 — 3,050 Net interest expense (570) — (590) (560) — (585) (530) — (585) General corporate/other/rounding (170) — (180) (170) — (190) (165) — (190) Pretax income 1,160 — 1,355 990 - 1,820 1,105 — 2,275 Provision for income tax (385) — (450) (315) — (595) (335) — (765) Adjusted income from continuing operations $775 — 905 $675 — 1,225 $770 — 1,510 Net Income attributable to noncontrolling interests (160) — (170) (170) — (240) (195) — (300) Amounts attributable to Williams Adjusted income from continuing operations $615 — 735 $505 — 985 $575 — 1,210 Diluted EPS - Adjusted $1.03 — 1.23 $0.84 — 1.64 $0.95 — 2.00 Diluted EPS — Adjusted including MTM adjustments $1.00 — 1.20 $0.85 — 1.65 $0.95 — 2.00 A more detailed schedule reconciling Income from continuing operations to Adjusted income from continuing operations after mark-to-market adjustments is provided in this presentation. © 2010 The Williams Companies, Inc. All rights reserved. Barclays CEO Energy/Power Conference | September 16, 2010 | 25

Corporate 2010 income guidance — adjusted 2010 Sep 16 July 29 Dollars in millions, except per-share amounts Guidance Guidance Adjusted segment profit before MTM adjustments $1,900 — 2,125 $1,900 — 2,375 Net interest expense (570) — (590) (570) — (590) General corporate/other/rounding (170) — (180) (165) — (180) Pretax income 1,160 — 1,355 1,165 — 1,605 Provision for income tax (385) — (450) (385) — (520) Adjusted income from continuing operations $775 — 905 $780 — 1,085 Net Income attributable to noncontrolling interests (160) — (170) (165) — (200) Amounts attributable to Williams: Adjusted income from continuing operations $615 — 735 $615 — 885 Diluted EPS — adjusted $1.03 — 1.23 $1.03 — 1.48 Diluted EPS — adjusted incl. MTM adjustments $1.00 — 1.20 $1.00 — 1.45 A more detailed schedule reconciling Income from continuing operations to Adjusted income from continuing operations after mark-to-market adjustments is provided in this presentation. © 2010 The Williams Companies, Inc. All rights reserved. Barclays CEO Energy/Power Conference | September 16, 2010 | 26

Corporate 2011 income guidance — adjusted 2011 Sep 16 July 29 Dollars in millions, except per-share amounts Guidance Guidance Adjusted segment profit before MTM adjustments $1,720 — 2,595 $1,995 — 3,395 Net interest expense (560) — (585) (560) — (585) General corporate/other/rounding (170) — (190) (165) — (190) Pretax income 990 — 1,820 1,270 — 2,620 Provision for income tax (315) - (595) (425) — (880) Adjusted income from continuing operations $675 — 1,225 $845 — 1,740 Net Income attributable to noncontrolling interests (170) — (240) (160) — (245) Amounts attributable to Williams: Adjusted income from continuing operations $505 — 985 $685 — 1,495 Diluted EPS — adjusted $0.84 — 1.64 $1.14 — 2.49 Diluted EPS — adjusted incl. MTM adjustments $0.85 — 1.65 $1.15 - 2.50 A more detailed schedule reconciling Income from continuing operations to Adjusted income from continuing operations after mark-to-market adjustments is provided in this presentation. © 2010 The Williams Companies, Inc. All rights reserved. Barclays CEO Energy/Power Conference | September 16, 2010 | 27

Corporate 2012 income guidance — adjusted 2012 Sep 16 July 29 Dollars in millions, except per-share amounts Guidance Guidance Adjusted segment profit before MTM adjustments $1,800 — 3,050 $2,225 — 4,275 Net interest expense (530) — (585) (530) — (585) General corporate/other/rounding (165) — (190) (165) — (190) Pretax income 1,105 — 2,275 1,530 — 3,500 Provision for income tax (335) — (765) (515) — (1,205) Adjusted income from continuing operations $770 — 1,510 $1,015 - 2,295 Net Income attributable to noncontrolling interests (195) — (300) (170) — (270) Amounts attributable to Williams: Adjusted income from continuing operations $575 — 1,210 $845 — 2,025 Diluted EPS — adjusted $0.95 — 2.00 $1.40 — 3.35 Diluted EPS — adjusted incl. MTM adjustments $0.95 — 2.00 $1.40 — 3.35 A more detailed schedule reconciling Income from continuing operations to Adjusted income from continuing operations after mark-to-market adjustments is provided in this presentation. © 2010 The Williams Companies, Inc. All rights reserved. Barclays CEO Energy/Power Conference | September 16, 2010 | 28

Corporate

Williams.
Ingenuity takes energy.®

Adjusted segment profit guidance

Dollars in millions	2010 Guidance	2011 Guidance	2012 Guidance
Williams Partners (WPZ)	$1,360 - 1,485 *1,385 - 1,660*	$1,400 - 1,765 *1,450 - 1,940*	$1,500 - 1,990 *1,525 - 2,015*
Exploration & Production (incl. Gas Marketing)[1]	350 - 450 *500*	150 - 610 *345 - 1,220*	100 - 800 *500 - 2,000*
Other	175 - 190 *160 - 210*	160 - 220	185 - 260
Total adjusted before MTM adjustments[2]	$1,900 - 2,125 *2,375*	$1,720 - 2,595 *1,995 - 3,395*	$1,800 - 3,050 *2,225 - 4,275*
MTM adjustment	(25)	5	0
Total adjusted after MTM adjustments[2]	$1,875 - 2,100 *2,350*	$1,725 - 2,600 *2,000 - 3,400*	$1,800 - 3,050 *2,225 - 4,275*
Exploration & Production including MTM adjustments[1]	$325 - 425 *475*	$155 - 615 *350 - 1,225*	$100 - 800 *500 - 2,000*

Notes: If guidance has changed, previous guidance is shown in italics directly below.
[1] Includes losses on certain contracts related to former Power segment and excludes any gains or losses associated with the exit of legacy positions.
[2] The sum of the ranges for the business units may not match the consolidated total due to the effect of rounding and other adjustments.

A more detailed schedule reconciling Reported segment profit to Adjusted segment profit is provided in this presentation.

© 2010 The Williams Companies, Inc. All rights reserved.
Barclays CEO Energy/Power Conference | September 16, 2010 | 29

Corporate Capital expenditures guidance 2010 2011 2012 Dollars in millions Guidance Guidance Guidance Williams Partners (WPZ) $1,385 — 1,655 $830 — 1,180 $805 — 1,155 1,410 — 1,680 Exploration & Production (incl. Gas Marketing) 1,900 — 2,100 870 — 1,550 830 — 1,830 1,200 — 2,000 1,500 - 2,500 Other/Corporate 150 — 200 370 — 470 500 — 600 Total $3,450 — 3,950 $2,075 — 3,200 $2,125 - 3,575 3,475 — 3,975 2,400 — 3,650 2,800 — 4,250 Notes: If guidance has changed, previous guidance is shown in italics directly below. The sum of ranges for each business line does not necessarily match total range. Includes purchases of investments. © 2010 The Williams Companies, Inc. All rights reserved. Barclays CEO Energy/Power Conference | September 16, 2010 | 30

Corporate

Williams. Ingenuity takes energy.

Consolidated cash flow and liquidity guidance

(Dollars in Millions)	2010 Guidance			2011 Guidance		
	Low	Midpoint	High	Low	Midpoint	High
Cash Flow from Continuing Operations	$2,350	$2,525	$2,700	$2,200	$2,700	$3,200
Capital Expenditures [1]	(3,450)	(3,700)	(3,950)	(2,075)	(2,638)	(3,200)
WMB Dividends [2]	(290)	(290)	(290)	(300)	(300)	(300)
WPZ Distributions to third parties [2]	(125)	(125)	(125)	(185)	(185)	(185)
Other	23	23	23	(1)	(1)	(1)
Subtotal	(1,492)	(1,567)	(1,642)	(361)	(424)	(486)
WPZ Transformation Transaction, net (pretax) [3]	(200)	(200)	(200)	-	-	-
WMB Debt Retirements (scheduled)	-	-	-	(49)	(49)	(49)
WPZ Financing Sources (Repayments) [4]	450	488	525	385	360	335
Change in Cash	(1,242)	(1,280)	(1,317)	(25)	(113)	(200)
Beginning Cash & Cash Equivalents	1,867	1,867	1,867	625	588	550
Change in Cash from above	(1,242)	(1,280)	(1,317)	(25)	(113)	(200)
Ending Cash & Cash Equivalents	625	588	550	600	475	350
WMB U.S. Cash	150	113	75	430	305	180
WMB International Cash	445	445	445	140	140	140
WPZ Cash	30	30	30	30	30	30
Ending Cash & Cash Equivalents	625	588	550	600	475	350
WMB U.S. Cash	150	113	75	430	305	180
End of Year Capacity Under WMB Credit Agreements	900	900	900	900	900	900
End of Year Liquidity - WMB	1,050	1,013	975	1,330	1,205	1,080
WPZ Cash	30	30	30	30	30	30
End of Year Capacity Under WPZ Credit Agreement	1,450	1,413	1,375	1,450	1,413	1,375
End of Year Liquidity - WPZ	$1,480	$1,443	$1,405	$1,480	$1,443	$1,405

Notes: [1]Capital Expenditures include purchases of investments. [2]WMB Dividends and WPZ distributions to third parties at announced current dividend and distribution levels. [3]Debt issuances of $3.5 B net of debt tenders of $3 B reduced by premium, transaction costs and fees of $700MM. Tax Benefit of $230MM is included in 2010 CFFO. [4]2011 Guidance assumes debt maturities of $459MM at WPZ will be refinanced with long term debt when due.

© 2010 The Williams Companies, Inc. All rights reserved.

Barclays CEO Energy/Power Conference | September 16, 2010 | 31

Corporate

Williams. Ingenuity takes energy.

Consolidated cash flow and liquidity guidance

(Dollars in Millions)	2012 Guidance		
	Low	Midpoint	High
Cash Flow from Continuing Operations	$2,300	$3,000	$3,700
Capital Expenditures [1]	(2,125)	(2,850)	(3,575)
WMB Dividends [2]	(305)	(305)	(305)
WPZ Distributions to third parties [2]	(205)	(205)	(205)
Other	(8)	(8)	(8)
Subtotal	(343)	(368)	(393)
WMB Debt Issuances in excess of retirements [3]	208	208	208
WPZ Financing Sources (Repayments) [4]	185	135	85
Change in Cash	50	(25)	(100)
Beginning Cash & Cash Equivalents	600	475	350
Change in Cash from above	50	(25)	(100)
Ending Cash & Cash Equivalents	650	450	250
WMB U.S. Cash	525	325	125
WMB International Cash	95	95	95
WPZ Cash	30	30	30
Ending Cash & Cash Equivalents	650	450	250
WMB U.S. Cash	525	325	125
End of Year Capacity Under WMB Credit Agreements	900	900	900
End of Year Liquidity - WMB	1,425	1,225	1,025
WPZ Cash	30	30	30
End of Year Capacity Under WPZ Credit Agreement	1,450	1,413	1,375
End of Year Liquidity - WPZ	$1,480	$1,443	$1,405

Notes: [1]Capital Expenditures include purchases of investments. [2]WMB Dividends and WPZ distributions to third parties at announced current dividend and distribution levels. [3]Includes a debt issuance to fund Canadian growth of $235MM partially offset by debt retirements of ($27MM). [4]Guidance assumes debt maturities of $325MM at WPZ will be refinanced with long term debt when due.

© 2010 The Williams Companies, Inc. All rights reserved.

Barclays CEO Energy/Power Conference | September 16, 2010 | 32

Corporate

Williams. Ingenuity takes energy.®

2010 consolidating cash flow

	Williams Partners (WPZ)			E&P, Corp. and Other			Consol. Williams (WMB)		
	Low	Midpt	High	Low	Midpt	High	Low	Midpt	High
Cash Flow From Operations	$1,475	$1,575	$1,675	$875	$950	$1,025	$2,350	$2,525	$2,700
Capital Expenditures [1]	(1,385)	(1,520)	(1,655)	(2,065)	(2,180)	(2,295)	(3,450)	(3,700)	(3,950)
WMB Dividends [2]	-	-	-	(290)	(290)	(290)	(290)	(290)	(290)
WPZ Distributions[2]				Paid to WMB					
LP Williams	(391)	(391)	(391) →	391	391	391	-	-	-
GP Williams	(135)	(135)	(135) →	135	135	135	-	-	-
LP Non-Williams	(125)	(125)	(125)	Paid to Third Parties →			(125)	(125)	(125)
Other	4	2	(1)	19	22	24	23	23	23
Subtotal	(557)	(595)	(632)	(935)	(973)	(1,010)	(1,492)	(1,567)	(1,642)
WPZ Transformation Transaction, net (pretax) [3]	(6)	(6)	(6)	(194)	(194)	(194)	(200)	(200)	(200)
WPZ Financing Sources	450	488	525	-	-	-	450	488	525
Change in Cash	(113)	(113)	(113)	(1,129)	(1,167)	(1,204)	(1,242)	(1,280)	(1,317)
Beginning Cash & Cash Equivalents	143	143	143	1,724	1,724	1,724	1,867	1,867	1,867
Change in Cash from Above	(113)	(113)	(113)	(1,129)	(1,167)	(1,204)	(1,242)	(1,280)	(1,317)
Ending Cash & Cash Equivalents	$30	$30	$30	$595	$558	$520	$625	$588	$550

Notes:

[1] Capital Expenditures include purchases of investments.

[2] WMB Dividends and WPZ distributions to third parties at announced current dividend and distribution levels. WPZ distributions shown represent actual cash payments which equates to $2.63/LP unit in 2Q 2010 and $2.69/LP unit in 3Q-4Q 2010.

[3] Debt issuances of $3.5 B net of debt tenders of $3 B reduced by premium, transaction costs and fees of $700MM. Tax Benefit of $230MM is included in 2010 CFFO.

© 2010 The Williams Companies, Inc. All rights reserved.

Barclays CEO Energy/Power Conference | September 16, 2010 | 33

Corporate

Williams. Ingenuity takes energy.

2011 consolidating cash flow

	Williams Partners (WPZ)			E&P, Corp. and Other			Consol. Williams (WMB)		
	Low	Midpt	High	Low	Midpt	High	Low	Midpt	High
Cash Flow From Operations	$1,425	$1,625	$1,825	$775	$1,075	$1,375	$2,200	$2,700	$3,200
Capital Expenditures [1]	(830)	(1,005)	(1,180)	(1,245)	(1,633)	(2,020)	(2,075)	(2,638)	(3,200)
WMB Dividends [2]	-	-	-	(300)	(300)	(300)	(300)	(300)	(300)
WPZ Distributions[2]				Paid to WMB					
LP Williams	(577)	(577)	(577)	→ 577	577	577	-	-	-
GP Williams	(217)	(217)	(217)	→ 217	217	217	-	-	-
LP Non-Williams	(185)	(185)	(185)	Paid to Third Parties → -	-	-	(185)	(185)	(185)
Other	(1)	(1)	(1)	-	-	-	(1)	(1)	(1)
Subtotal	(385)	(360)	(335)	24	(64)	(151)	(361)	(424)	(486)
Financing Sources(Repayments)[3]	385	360	335	(49)	(49)	(49)	336	311	286
Change in Cash	-	-	-	(25)	(113)	(200)	(25)	(113)	(200)
Beginning Cash & Cash Equivalents	30	30	30	595	558	520	625	588	550
Change in Cash from Above	-	-	-	(25)	(113)	(200)	(25)	(113)	(200)
Ending Cash & Cash Equivalents	$30	$30	$30	$570	$445	$320	$600	$475	$350

Notes:
[1]Capital Expenditures include purchases of investments.
[2]WMB Dividends and WPZ distributions to third parties at announced current dividend and distribution levels.
[3]Includes long-term debt retirements of $459MM at WPZ which will be refinanced with long term debt when due. Assumes WMB corporate debt retirements of $49MM are not refinanced.

© 2010 The Williams Companies, Inc. All rights reserved.
Barclays CEO Energy/Power Conference | September 16, 2010 | 34

Corporate

Williams. Ingenuity takes energy.®

2012 consolidating cash flow

	Williams Partners (WPZ)			E&P, Corp. and Other			Consol. Williams (WMB)		
	Low	Midpt	High	Low	Midpt	High	Low	Midpt	High
Cash Flow From Operations	$1,625	$1,850	$2,075	$675	$1,150	$1,625	$2,300	$3,000	$3,700
Capital Expenditures [1]	(805)	(980)	(1,155)	(1,320)	(1,870)	(2,420)	(2,125)	(2,850)	(3,575)
WMB Dividends [2]	-	-	-	(305)	(305)	(305)	(305)	(305)	(305)
WPZ Distributions[2]				Paid to WMB					
LP Williams	(577)	(577)	(577)	→ 577	577	577	-	-	-
GP Williams	(223)	(223)	(223)	→ 223	223	223	-	-	-
LP Non-Williams	(205)	(205)	(205)	Paid to Third Parties →		-	(205)	(205)	(205)
Other	-	-	-	(8)	(8)	(8)	(8)	(8)	(8)
Subtotal	(185)	(135)	(85)	(158)	(233)	(308)	(343)	(368)	(393)
Financing Sources(Repayments)[3]	185	135	85	208	208	208	393	343	293
Change in Cash	-	-	-	50	(25)	(100)	50	(25)	(100)
Beginning Cash & Cash Equivalents	30	30	30	570	445	320	600	475	350
Change in Cash from Above	-	-	-	50	(25)	(100)	50	(25)	(100)
Ending Cash & Cash Equivalents	$30	$30	$30	$620	$420	$220	$650	$450	$250

Notes:

[1] Capital Expenditures include purchases of investments.

[2] WMB Dividends and WPZ distributions to third parties at announced current dividend and distribution levels.

[3] Includes a debt issuance at WPZ to refinance WPZ debt maturities of $325MM and a debt issuance at WMB to fund Canadian growth of $235MM. Assumes WMB corporate debt retirements of $27MM are not refinanced.

© 2010 The Williams Companies, Inc. All rights reserved.

Barclays CEO Energy/Power Conference | September 16, 2010 | 35

Corporate Interest expense forecast guidance Dollars in millions, except per-share amounts 2010 2011 2012 Interest on long-term debt $585 — 590 $595 — 605 $600 — 640 Amortization discount/premium and 25 25 — 30 20 — 25 other debt expense Credit Facility 10 — 15 — - Interest on other liabilities 0 — 5 0 — 5 0 — 5 Interest Expense $620 — 635 $620 — 640 $620 — 670 Less: Capitalized Interest (50) - (45) (60) — (55) (90) — (85) Net interest $570 — 590 $560 — 585 $530 — 585 © 2010 The Williams Companies, Inc. All rights reserved. Barclays CEO Energy/Power Conference | September 16, 2010 | 36

Corporate 2010 forecast guidance — reported to adjusted September 16 Guidance Dollars in millions, except per-share amounts Reported Adjustment Adjusted Low — High Items [1] Low — High Segment profit before MTM adjustments $1,938 — 2,163 (38) $1,900 — 2,125 Net interest expense (570) - (590) — (570) — (590) General Corporate/other/rounding (821) — (831) 651 (170) — (180) Pretax income 547 — 742 613 1,160 — 1,355 Provision for income tax (161) — (226) (224) (385) — (450) Income from continuing operations $386 — 516 389 $775 — 905 Net income attributable to noncontrolling interests (157) — (167) (3) (160) — (170) Amounts attributable to Williams: Income from continuing operations $229 — 349 $386 $615 — 735 Diluted EPS $0.38 — 0.58 $1.03 — 1.23 Diluted EPS after MTM adjustments $0.36 — 0.56 $1.00 — 1.20 [1] Detail of adjustments is provided in this presentation. Note: See commodity price assumptions provided in this presentation. A more detailed schedule reconciling Income from continuing operations to Adjusted income from continuing operations after mark-to-market adjustments is provided in this presentation © 2010 The Williams Companies, Inc. All rights reserved. Barclays CEO Energy/Power Conference | September 16, 2010 | 37

Corporate 2010 forecast contribution by segment (adjusted) Dollars in millions WPZ E&P Other Total[1] Adjusted segment profit $1,360 — 1,485 $350 — 450 $175 — 190 $1,900 — 2,125 DD&A 555 — 595 875 — 975 40 — 50 1,480 — 1,580 Segment profit before DD&A $1,915 — 2,080 $1,225 — 1,425 $215 — 240 $3,380 — 3,705 General Corporate & other (170) — (180) Net income attributable to noncontrolling interests (160) — (170) Rounding 0 — (5) Total $3,050 — 3,350 [1] The sum of the ranges for the business units may not match the consolidated total due to the effect of rounding and other adjustments. Note: Adjusted Segment Profit is a non-GAAP measure. A reconciliation to reported segment profit is provided in this presentation. © 2010 The Williams Companies, Inc. All rights reserved. Barclays CEO Energy/Power Conference | September 16, 2010 | 38

Corporate 2011 forecast contribution by segment Dollars in millions WPZ E&P Other Total[1] Adjusted segment profit $1,400 — 1,765 $150 — 610 $160 — 220 $1,720 — 2,595 DD&A 585 — 625 925 — 1,000 45 — 55 1,550 — 1,650 Segment profit before DD&A $1,985 — 2,390 $1,075 — 1,610 $205 - 275 $3,270 — 4,245 (170) — (190) General Corporate & other Net income attributable to noncontrolling interests (170) — (240) Rounding (5) — 10 Total $2,925 — 3,825 [1] The sum of the ranges for the business units may not match the consolidated total due to the effect of rounding and other adjustments. Note: Adjusted Segment Profit is a non-GAAP measure. A reconciliation to reported segment profit is provided in this presentation. © 2010 The Williams Companies, Inc. All rights reserved. Barclays CEO Energy/Power Conference | September 16, 2010 | 39

Corporate 2012 forecast contribution by segment Dollars in millions WPZ E&P Other Total[1] Adjusted segment profit $1,500 — 1,990 $100 — 800 $185 — 260 $1,800 — 3,050 DD&A 595 — 635 950 — 1,140 50 — 60 1,600 — 1,800 Segment profit before DD&A $2,095 — 2,625 $1,050 — 1,940 $235 - 320 $3,400 — 4,850 (165) — (190) General Corporate & other Net income attributable to noncontrolling interests (195) — (300) Rounding 10 — (10) Total $3,050 — 4,350 [1] The sum of the ranges for the business units may not match the consolidated total due to the effect of rounding and other adjustments. Note: Adjusted Segment Profit is a non-GAAP measure. A reconciliation to reported segment profit is provided in this presentation. © 2010 The Williams Companies, Inc. All rights reserved. Barclays CEO Energy/Power Conference | September 16, 2010 | 40

Williams Partners L.P. (WPZ)

Williams. Ingenuity takes energy.

WPZ Guidance 2010-12

	2010	2011	2012
Distributable cash flow attributable to partnership operations (millions) (1) (2)	$1,035 *$1,150*	$1,325 *$1,438*	$1,500 *$1,525*
Cash distribution coverage ratio (1) (2) (3)	1.2x *1.4x*	1.3x *1.5x*	1.5x *1.6X*
Total adjusted segment profit + DD&A (millions) (1)	$1,998 *$2,098*	$2,187 *$2,300*	$2,360 *$2,385*

Note, if guidance has changed, previous guidance from 07/29/10 is shown in italics directly below.

Notes:
1) Figures represent midpoint of guidance. Distributable cash flow attributable to partnership operations, cash distribution coverage ratio and adjusted segment profit are non-GAAP measures. Reconciliations to the most relevant measures included in GAAP are provided in this presentation.
2) For 2010, this amount includes distributable cash flow and total cash distributions for the contributed assets for the period Feb. 1 through Dec. 31.
3) Cash distribution coverage ratio based on 2Q 2010 cash distribution per LP unit level of $0.6725/quarter.

© 2010 The Williams Companies, Inc. All rights reserved.

Barclays CEO Energy/Power Conference | September 16, 2010 | 41

Williams Partners L.P. (WPZ) Price assumptions and financial impacts 2 0 0 9 2 0 1 0 G u i d a n c e 2 0 1 1 G u i d a n c e 2 0 1 2 G u i d a n c e Actual Low Midpoint High Low Midpoint High Low Midpoint High Crude Oil — WTI $58.36 $73.00 $78.00 $83.00 $65.00 $80.00 $95.00 $67.00 $82.00 $97.00 Natural Gas — Henry Hub $3.99 $4.35 $4.65 $4.95 $4.00 $5.00 $6.00 $4.30 $5.40 $6.50 — Rockies $3.08 $3.80 $4.05 $4.30 $3.50 $4.40 $5.30 $3.90 $4.85 $5.80 — Avg. San Juan / Mid-Continent $3.26 $4.05 $4.28 $4.50 $3.65 $4.58 $5.50 $4.00 $5.00 $6.00 Crude to Gas Ratio [1] 14.6x 16.8x 16.8x 16.8x 15.8x 16.0x 16.3x 14.9x 15.3x 15.6x NGL to Crude Oil Relationship [2] 49% 52% 51% 49% 52% 53% 53% 52% 54% 55% Average NGL Margins [3] $0.39 $0.49 $0.51 $0.53 $0.46 $0.58 $0.70 $0.42 $0.56 $0.69 Capex & Investments 4 5 $1,018 $1,385 $1,520 $1,655 $830 $1,005 $1,180 $805 $980 $1,155 Adjusted Segment Profit [5] $1,269 $1,360 $1,423 $1,485 $1,400 $1,583 $1,765 $1,500 $1,745 $1,990 Distributable Cash Flow Attributalble to Partnership Operations $191 $990 $1,035 $1,080 $1,150 $1,325 $1,500 $1,275 $1,500 $1,725 Distribution Coverage Ratio 1.4x 1.2x 1.2x 1.3x 1.2x 1.3x 1.5x 1.3x 1.5x 1.7x Notes: [1] Oil = WTI; Natural Gas = Henry Hub. [2] Calculated as the price of natural gas liquids as a percentage of the price of crude oil on an equal volume basis. [3] Dollars per gallon. [4] Dollars in millions and includes purchases of investments. [5] 2009 amounts have been recast to reflect the impact of the February 2010 dropdown of certain assets from WMB to WPZ. Adjusted Segment Profit, Distributable Cash Flow Attributable to Partnership Operations and Distribution Coverage Ratio are non-GAAP measures. A reconciliation to its most relevant measure included in GAAP is included at the end of this presentation. © 2010 The Williams Companies, Inc. All rights reserved. Barclays CEO Energy/Power Conference | September 16, 2010 | 42

Williams Partners L.P. (WPZ) Adjusted segment profit and DD&A guidance 2010 2011 2012 Dollars in millions Guidance Guidance Guidance Adjusted Segment Profit: Midstream $750 — 825 $750 — 1,075 $825 - 1,275 775 — 1,000 800 — 1,250 Gas Pipeline 610 — 660 650 — 690 675 — 715 700 — 740 Total Adjusted Segment Profit $1,360 — 1,485 $1,400 — 1,765 $1,500 — 1,990 1,385 — 1,660 1,450 — 1,940 1,525 - 2,015 DD&A: Midstream $215 — 235 $235 — 255 $235 — 255 Gas Pipeline 340 — 360 350 — 370 360 — 380 Total DD&A $555 — 595 $585 — 625 $595 — 635 Segment Profit + DD&A: Midstream $965 — 1,060 $985 - 1,330 $1,060 — 1,530 990 — 1,235 1,035 — 1,505 Gas Pipeline 950 — 1,020 1,000 — 1,060 1,035 — 1,095 1,060 — 1,120 Total Segment Profit + DD&A $1,915 — 2,080 $1,985 — 2,390 $2,095 — 2,625 1,940 - 2,255 2,035 — 2,565 2,120 — 2,650 Note: Adjusted Segment Profit is a non-GAAP measure. A reconciliation to its most relevant measure included in GAAP is included at the end of this presentation. If guidance has changed, previous guidance is shown in italics directly below. © 2010 The Williams Companies, Inc. All rights reserved. Barclays CEO Energy/Power Conference | September 16, 2010 | 43

Williams Partners L.P. (WPZ) Capital expenditures guidance 2010 2011 2012 Dollars in millions Guidance Guidance Guidance Maintenance Capex: Midstream $105 — $125 $80 — $100 $80 — $100 Gas Pipeline 210 — 230 275 — 325 230 — 330 Total Maintenance Capex $315 — $355 $355 — $425 $310 — $430 Growth Capex: Midstream $795 — $975 $245 — $475 $245 — $425 Gas Pipeline 275 — 325 230 — 280 250 - 300 300 — 350 Total Growth Capex $1,070 — $1,300 $475 — $755 $495 — $725 1,095 — 1,325 Total Capex: Midstream $900 — $1,100 $325 — $575 $325 — $525 Gas Pipeline 485 — 555 505 — 605 480 — 630 510 - 580 Total Capex $1,385 — $1,655 $830 — $1,180 $805 — $1,155 1,410 — 1,680 Notes: If guidance has changed, previous guidance is shown in italics directly below.. © 2010 The Williams Companies, Inc. All rights reserved. Barclays CEO Energy/Power Conference | September 16, 2010 | 44

WMB Non-GAAP reconciliations © 2010 The Williams Companies, Inc. All rights reserved.

WMB Non-GAAP disclaimer This presentation includes certain financial measures, adjusted earnings and adjusted segment profit that are non-GAAP financial measures as defined under the rules of the Securities and Exchange Commission. Adjusted earnings and adjusted segment profit exclude items of income or loss that the company characterizes as unrepresentative of its ongoing operations. Both measures provide investors meaningful insight into the company’s results from ongoing operations. This presentation is accompanied by a reconciliation of these non-GAAP financial measures to their nearest GAAP financial measures. Management uses these financial measures because they are widely accepted financial indicators used by investors to compare a company’s performance. In addition, management believes that these measures provide investors an enhanced perspective of the operating performance of the company. Neither adjusted earnings nor adjusted segment profit are intended to represent an alternative to net income or segment profit. They should not be considered in isolation or as substitutes for a measure of performance prepared in accordance with United States generally accepted accounting principles. Certain financial information in this presentation is also shown including mark-to-market adjustments for certain hedges and other derivatives in Exploration & Production, such as adjusted income from continuing operations after mark-to-market adjustments and the related per share measures. This presentation is accompanied by a reconciliation of these non-GAAP financial measures to their nearest GAAP financial measures. Management uses the mark-to-market adjustments to better reflect results on a basis that is more consistent with derivative portfolio cash flows and to aid investor understanding. The adjustments reverse forward unrealized mark-to-market gains or losses from derivatives and add realized gains or losses from derivatives for which mark-to-market income has been previously recognized, with the effect that the resulting adjusted segment profit is presented as if mark-to-market accounting had never been applied to these derivatives. The measure is limited by the fact that it does not reflect potential unrealized future losses or gains on derivative contracts. However, management compensates for this limitation since derivative assets and liabilities do reflect unrealized gains and losses of derivative contracts. Overall, management believes the mark-to-market adjustments provide an alternative measure that more closely matches realized cash flows for these derivatives but does not substitute for actual cash flows. We also apply the mark-to-market adjustment and the adjusted adjustments to present measures referred to as adjusted segment profit or income from continuing operations after mark-to-market adjustments. © 2010 The Williams Companies, Inc. All rights reserved. Barclays CEO Energy/Power Conference | September 16, 2010 | 46

WMB Non-GAAP reconciliation

Williams. Ingenuity takes energy.®

Non-GAAP reconciliation schedule

Reconciliation of Income (Loss) from Continuing Operations Attributable to The Williams Companies, Inc. to Adjusted Earnings
(UNAUDITED)

(Dollars in millions, except per-share amounts)	2010 1st Qtr	2010 2nd Qtr	2010 Year
Income (loss) from continuing operations attributable to The Williams Companies, Inc. available to common stockholders	$ (195)	$ 187	$ (8)
Income (loss) from continuing operations - diluted earnings per common share	$ (0.33)	$ 0.31	$ (0.01)
Adjustments:			
Williams Partners (WP)			
Gain on sale of base gas from Hester storage field	$ (5)	$ (3)	$ (8)
Involuntary conversion gain related to Ignacio	-	(4)	(4)
Involuntary conversion gain related Hurricane Ike	-	(7)	(7)
Unclaimed property assessment accrual - TGPL	-	(1)	(1)
Unclaimed property assessment accrual - NWP	-	(1)	(1)
Total Williams Partners adjustments	(5)	(16)	(21)
Exploration & Production (E&P)			
Unclaimed property assessment accrual	-	2	2
Total Exploration & Production adjustments	-	2	2
Other			
(Gain)/Loss from Venezuela investment	-	(13)	(13)
Customer settlement gain	-	(6)	(6)
Total Other adjustments	-	(19)	(19)
Adjustments included in segment profit (loss)	(5)	(33)	(38)
Adjustments below segment profit (loss)			
Early debt retirement costs - Corporate	606	-	606
Acceleration of unamortized debt costs related to credit facility amendment - Corporate	3	-	3
Acceleration of unamortized debt costs related to credit facility amendment - Williams Partners	1	-	1
Restructuring transaction costs - Corporate	33	-	33
Restructuring transaction costs - Williams Partners	6	2	8
Allocation of Williams Partners' adjustments to noncontrolling interests	(4)	1	(3)
	645	3	648
Total adjustments before tax	640	(30)	610
Less tax effect for above items	(242)	7	(235)
Adjustment reduction of tax benefits on the Medicare Part D federal subsidy due to enacted healthcare legislation	11	-	11
Total adjustments after tax	409	(23)	386
Adjusted income from continuing operations available to common stockholders	$ 214	$ 164	$ 378
Adjusted diluted earnings per common share	$ 0.37	$ 0.28	$ 0.65
Weighted-average shares - diluted (thousands)	583,929	592,498	584,173

Note: The sum of earnings per share for the quarters may not equal the total earnings per share for the year due to changes in the weighted-average number of

© 2010 The Williams Companies, Inc. All rights reserved.

Barclays CEO Energy/Power Conference | September 16, 2010 | 47

WMB Non-GAAP Reconciliation

Williams. Ingenuity takes energy.

Segment profit guidance – reported to adjusted

Dollars in millions	2010 Guidance			2011 Guidance			2012 Guidance		
	Low	Midpoint	High	Low	Midpoint	High	Low	Midpoint	High
Reported Segment Profit:									
Williams Partners (WPZ)	$1,381	$1,444	$1,506	$1,400	$1,583	$1,765	$1,500	$1,745	$1,990
Exploration & Production (incl. Gas Mkt)	348	398	448	150	380	610	100	450	800
Other	194	202	209	160	190	220	185	223	260
Total Reported Segment Profit	1,938	2,051	2,163	1,720	2,158	2,595	1,800	2,425	3,050
Adjustments:									
Gain on sale of base gas from Hester storage field	(8)	(8)	(8)	-	-	-	-	-	-
Involuntary conversion gain related to Hurricane Ike	(7)	(7)	(7)	-	-	-	-	-	-
Involuntary conversion gain related to Ignacio	(4)	(4)	(4)	-	-	-	-	-	-
Unclaimed property assessment accrual	(2)	(2)	(2)	-	-	-	-	-	-
Total Adjustments - Williams Partners (WPZ)	(21)	(21)	(21)	-	-	-	-	-	-
Unclaimed property assessment accrual	2	2	2	-	-	-	-	-	-
Total Adjustments - Exploration & Production	2	2	2	-	-	-	-	-	-
Gain from Venezuela investment	(13)	(13)	(13)	-	-	-	-	-	-
Aux Sable breach of contract settlement gain	(6)	(6)	(6)	-	-	-	-	-	-
Total Adjustments - Other	(19)	(19)	(19)	-	-	-	-	-	-
Total Adjustments	(38)	(38)	(38)	-	-	-	-	-	-
Adjusted Segment Profit:									
Williams Partners (WPZ)	1,360	1,423	1,485	1,400	1,583	1,765	1,500	1,745	1,990
Exploration & Production (incl. Gas Mkt)	350	400	450	150	380	610	100	450	800
Other	175	183	190	160	190	220	185	223	260
Total Adjusted Segment Profit	1,900	2,013	2,125	1,720	2,158	2,595	1,800	2,425	3,050

The sum of the ranges for the business units may not match the consolidated total due to rounding and other adjustments.

© 2010 The Williams Companies, Inc. All rights reserved.

Barclays CEO Energy/Power Conference | September 16, 2010 | 48

WMB Non-GAAP Reconciliation Reconciliation of forecasted reported income from continuing operations to adjusted income from continuing operations after MTM adjustments Dollars in millions, except per-share amounts 2010 2011 2012 Reported income from continuing operations $229 — 349 $505 — 985 $575 — 1,210 Adjustments — pretax 610 — —Less taxes 224 — —Adjustments — after tax 386 — — Adjusted income from continuing ops 615 — 735 505 — 985 575 — 1,210 Adjusted EPS $1.03 — 1.23 $0.84 - 1.64 $0.95 — 2.00 Mark-to-market adjustment (pretax) (25) 5 —Less taxes @ 39% (10) 2 —Mark-to-market adjustment after tax (15) 3 — Adjusted Inc. from cont ops after MTM adj. 600 - 720 508 — 988 575 — 1,210 Adjusted Inc. from cont ops after MTM adj. EPS $1.00 — 1.20 $0.85 — 1.65 $0.95 — 2.00 Note: All amounts attributable to Williams; Diluted EPS. A detailed schedule of adjustments is provided in this presentation. © 2010 The Williams Companies, Inc. All rights reserved. Barclays CEO Energy/Power Conference | September 16, 2010 | 49

WPZ Non-GAAP reconciliations © 2010 The Williams Companies, Inc. All rights reserved.

WPZ Non-GAAP Reconciliations WPZ Non-GAAP disclaimer > This presentation includes certain financial measures, Adjusted Segment Profit and Distributable Cash Flow that are non-GAAP financial measures as defined under the rules of the Securities and Exchange Commission. > For Williams Partners L.P., Adjusted Segment Profit excludes items of income or loss that we characterize as unrepresentative of our ongoing operations. Management believes Adjusted Segment Profit provides investors meaningful insight into Williams Partners L.P.’s results from ongoing operations. > For Williams Partners L.P. we define Distributable Cash Flow as net income plus depreciation, amortization and accretion and cash distributions from our equity investments less our earnings from our equity investments, distributions to noncontrolling interests and maintenance capital expenditures. We also adjust for payments and/or reimbursements under an omnibus agreement with Williams and certain other items. Total Distributable Cash Flow is reduced by any amounts associated with operations, which occurred prior to our ownership of the underlying assets to arrive at Distributable Cash Flow attributable to partnership operations. > For Williams Partners L.P. we also calculate the ratio of Distributable Cash Flow attributable to partnership operations to the total cash distributed (cash distribution coverage ratio). This measure reflects the amount of Distributable Cash Flow relative to our cash distribution. We have also provided this ratio calculated using the most directly comparable GAAP measure, net income. > This presentation is accompanied by a reconciliation of these non-GAAP financial measures to their nearest GAAP financial measures. Management uses these financial measures because they are accepted financial indicators used by investors to compare company performance. In addition, management believes that these measures provide investors an enhanced perspective of the operating performance of the Partnership’s assets and the cash that the business is generating. Neither Adjusted Segment Profit nor Distributable Cash Flow are intended to represent cash flows for the period, nor are they presented as an alternative to net income or cash flow from operations. They should not be considered in isolation or as substitutes for a measure of performance prepared in accordance with United States generally accepted accounting principles. © 2010 The Williams Companies, Inc. All rights reserved. Barclays CEO Energy/Power Conference | September 16, 2010 | 51

WPZ Non-GAAP Reconciliation Net income & distributable cash flow 2010 2011 2012 Dollars in millions Guidance Guidance Guidance Low Midpoint High Low Midpoint High Low Midpoint High Net Income 890 950 1,010 890 1,083 1,275 1,000 1,263 1,525 D D & A 555 575 595 585 605 625 595 615 635 Maintenance Cap Ex (315) (335) (355) (355) (390) (425) (310) (370) (430) Partial Year Adjustment (143) (143) (143) - — - — - -WMB Indemnity 5 5 5 30 30 30 — - -Other / Rounding (2) (17) (32) — (3) (5) (10) (8) (5) Distributable Cash Flow 990 1,035 1,080 1,150 1,325 1,500 1,275 1,500 1,725 Cash Distributions 857 857 857 TBD TBD TBD TBD TBD TBD Distribution Coverage 1 1.2x 1.2x 1.3x 1.2x 1.3x 1.5x 1.3x 1.5x 1.7x Net Income / Cash Distributions 1 1.0x 1.1x 1.2x 0.9x 1.1x 1.3x 1.0x 1.2x 1.5x 1) Calculations based on announced current 2010 cash distribution level of $0.6725 / quarter. © 2010 The Williams Companies, Inc. All rights reserved. Barclays CEO Energy/Power Conference | September 16, 2010 | 52

WPZ Non-GAAP Reconciliation Segment profit guidance — reported to adjusted Dollars in millions 2010 Guidance 2011 Guidance 2012 Guidance Low Midpoint High Low Midpoint High Low Midpoint High Reported Segment Profit: Midstream 761 799 836 750 913 1,075 825 1,050 1,275 Gas Pipeline 620 645 670 650 670 690 675 695 715 Total Reported Segment Profit 1,381 1,444 1,506 1,400 1,583 1,765 1,500 1,745 1,990 Adjustments: Involuntary conversion gain related to Ignacio (4) (4) (4) — - — - - -Involuntary conversion gain related to Hurricane Ike (7) (7) (7) — - — - — -Total Adjustments Midstream (11) (11) (11) — - — - — -Gain on sale of base gas from Hester storage field (8) (8) (8) - — - — - -Unclaimed property assessment accrual (2) (2) (2) — - — - — -Total Adjustments Gas Pipeline (10) (10) (10) — - — - — -Total Adjustments (21) (21) (21) — - — - — - Adjusted Segment Profit: Midstream 750 788 825 750 913 1,075 825 1,050 1,275 Gas Pipeline 610 635 660 650 670 690 675 695 715 Total Adjusted Segment Profit 1,360 1,423 1,485 1,400 1,583 1,765 1,500 1,745 1,990 © 2010 The Williams Companies, Inc. All rights reserved. Barclays CEO Energy/Power Conference | September 16, 2010 | 53

Williams ingenuity takes energyTM. © 2010 The Williams Companies, Inc. All rights reserved.